UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 7, 2018

EVERTEC, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Puerto Rico (State or other jurisdiction of incorporation or organization)	001-35872 (Commission file number)	66-0783622 (I.R.S. employer identification number)

Cupey Center Building, Road 176 Kilometer 1.3, San Juan, Puerto Rico (Address of principal executive offices)		00926 (Zip Code)
(787) 759-9999
(Registrant’s telephone number, including area code)
Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 7, 2018, Peter J.S. Smith, Executive Vice President and Chief Financial Officer of Evertec, Inc. (the “Company”), announced his resignation, effective September 6, 2018, to pursue other opportunities. In his resignation letter, Mr. Smith advised us that his resignation is not the result of any disagreement with the Company and/or any of its subsidiaries on any matter relating to its operations, policies and practices.

On August 8, 2018, the Board of Directors of the Company appointed Joaquín Castrillo, Vice President of Finance, to assume the role of interim Chief Financial Officer upon the effective resignation of Mr. Smith.

Mr. Castrillo, age 36, has worked at the Company since 2012 serving in roles of increasing responsibility, most recently as Vice President of Finance. Prior to joining the Company, Mr. Castrillo was an Audit Manager in the Banking and Capital Markets group of PwC. Mr. Castrillo holds a B.B.A. with a double concentration in Finance and Accounting from Villanova University. No new compensatory or severance arrangements have been entered into in connection with Mr. Castrillo’s appointment as interim Chief Financial Officer at this time. There are no family relationships between Mr. Castrillo and any director or executive officer of the Company, and Mr. Castrillo is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company has retained an executive search firm and begun a formal search for a successor Chief Financial Officer. The Company plans to evaluate internal and external candidates.

On August 8, 2018, the Company issued a press release announcing the foregoing management transition and interim Chief Financial Officer appointment. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit
99.1	Press Release re: Evertec announces CFO transition

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERTEC, Inc.
(Registrant)

Date: August 8, 2018	By:	/s/ Luis A. Rodríguez
Name: Luis A. Rodríguez
Title: Executive Vice President & General Counsel

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release re: Evertec announces CFO transition